UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 7, 2013

ACELRX PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	001-35068	41-2193603
(State of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

351 Galveston Drive

Redwood City, CA 94063

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (650) 216-3500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

2013 Cash Bonus Plan

On May 7, 2013, the Board of Directors (the “Board”) of the Company, approved a cash bonus plan for the Company’s employees for the 2013 fiscal year, under which the Company’s named executive officers are participants. The cash bonus plan is summarized in Exhibit 10.1 hereto and incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits.

Exhibit Number	Description

10.1	2013 Cash Bonus Plan Summary.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 10, 2013	ACELRX PHARMACEUTICALS, INC.

	By:	/s/ James H. Welch
James H. Welch
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description

10.1	2013 Cash Bonus Plan Summary.